Exhibit 10.39

Mutual Agreement

December 30, 2017

The parties herein, Bravo Multinational Incorporated'(Bravo) and Centro de Entretenimiento y Diversion MombachoS.A., (Mombacho), hereby mutually agree to the following:

 1. Effective immediately, the purchase transaction that was completed on August 16th, 2017 shall be cancelled and all purchase agreement terms shall be reversed with no further obligation owed to each party from the other, once all the terms herein are fulfilled.

 2. The common shares (1,463,593) of Bravo that were issued onAugust'16th, 2017, as part of this transaction shall be returned to Bravo's treasury.

 3. The loan due ($1,809,000) from Bravo to Mombacho shall be cancelled.

4. All accrued income derived from the transaction owned to Bravo shall  be cancelled.

5. The ownership of the 300 gaming machines shall be transferred to Mombacho.

Dated: December 30th, 2017

/s/Paul Parliament

President

Bravo Multinational Incorporated

/s/Julios Kosta

President

Centro de Entretenimiento y Diversion'Mombacho S.A.